AMENDMENT NO. 2

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

This Amendment No. 2 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”) amends, effective [,     2018], the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios—Invesco Oppenheimer Global Focus Fund, Invesco Oppenheimer Global Fund, Invesco Oppenheimer Global Opportunities Fund, Invesco Oppenheimer International Equity Fund, Invesco Oppenheimer International Growth Fund, Invesco Oppenheimer Multi-Asset Growth Fund, Invesco Oppenheimer International Small-Mid Company Fund (collectively, the “Funds”);

WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of [                 ].

By:
Names:	Jeffrey H. Kupor
Title:	Senior Vice President

EXHIBIT 1

SCHEDULE A

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Asia Pacific Growth Fund	Class A Shares Class C Shares Class F Shares Class R6 Shares Class T Shares Class Y Shares Institutional Class Shares

Invesco European Growth Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R6 Shares Class T Shares Class Y Shares Institutional Class Shares Investor Class Shares

Invesco Global Growth Fund	Class A Shares Class C Shares Class F Shares Class T Shares Class Y Shares Institutional Class Shares

Invesco Global Opportunities Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class T Shares Class Y Shares Institutional Class Shares

Invesco Global Small & Mid Cap Growth Fund	Class A Shares Class C Shares Class F Shares Class R6 Shares Class T Shares Class Y Shares Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Global Responsibility Equity Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class T Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco International Companies Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class T Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco International Core Equity Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class T Shares Class Y Shares Institutional Class Shares Investor Class Shares

Invesco International Growth Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class T Shares Class Y Shares Institutional Class Shares

Invesco Oppenheimer Global Focus Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Global Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Oppenheimer Global Opportunities Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer International Equity Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer International Growth Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer Multi-Asset Growth Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Oppenheimer International Small-Mid Company Fund	Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares

Invesco Select Opportunities Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class T Shares Class Y Shares Institutional Class Shares